Other Assets, Net	12 Months Ended
Dec. 31, 2015
Investments, All Other Investments [Abstract]
Other Assets, Net

9. OTHER ASSETS, NET

As of December 31, 2015 and 2014, other assets, net of accumulated amortization, consisted of the following:

	December 31,
(In millions)	2015	2014
Deferred financing costs, net	$7.1	$7.9
Deferred income taxes	17.8	21.1
Advances to and investments in joint ventures, net	33.5	13.9
Other	6.7	4.5

Total other assets, net	$65.1	$47.4